Glucotrack

Advancing Diabetes Management

Next Generation Continuous Blood Glucose Monitoring

February 2025



Important Disclaimers

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “believe”, “expect”, “plan” and “will” are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, management. These statements relate only to events as of the date on which the statements are made, and Glucotrack undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated by Glucotrack will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Readers are cautioned that certain important factors may affect Glucotrack’s actual results and could cause such results to differ materially from any forward-looking statements that may be made in this presentation. Factors that may affect Glucotrack’s results include, but are not limited to, the ability of Glucotrack to raise additional capital to finance its operations (whether through public or private equity offerings, debt financings, strategic collaborations or otherwise); risks relating to the receipt (and timing) of regulatory approvals (including U.S. Food and Drug Administration approval); risks relating to enrollment of patients in, and the conduct of, clinical trials; risks relating to Glucotrack’s future distribution agreements; risks relating to its ability to hire and retain qualified personnel, including sales and distribution personnel; and the additional risk factors described in Glucotrack’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC on March 28, 2024.

Glucotrack: Imagining the Future of Glucose Monitoring

Our mission is to push the boundaries of glucose sensor technology. Our fully implantable Continuous Blood Glucose Monitoring (CBGM) technology offers patients a less intrusive, more accurate way to better manage their diabetes and improve quality of life.



Glucotrack

Next Generation CGM: A Compelling Investment Opportunity

Differentiated product and world class team

- Differentiated best-in-class CBGM with potential to elevate standard of care
- Leverages established cardiovascular techniques to expedite regulatory timelines and facilitate adoption
- 100% implantable with 3-year life, solving several major roadblocks to CGM adoption
- World class management team with deep expertise in diabetes

Large and expanding addressable market

- $9.8B global CGM market[1] opportunity
- Underpenetrated T1D and T2D segments due to lack of solutions for unmet needs
- Favorable macro trends accelerating adoption; broad CMS coverage minimizes market access risk
- Diabetes is a significant global health concern, with growing focus on costly comorbidities

Multiple near-term milestones

- First in-human studies began in Q4 2024
- Long-term multicenter human clinical study begins Q2 2025
- IDE submission targeted for Q2 2025 for US Pilot clinical study expected to commence in early 2026
- US Pivotal clinical study expected to commence late 2026

Sources:
1. Close Concerns 4Q23 Industry Roundup – April 15, 2024.

Glucotrack

Diabetes is a Growing Healthcare Problem



Global Prevalence and Health Expenditure[1]
(in millions)
$1,200
$1,000
$800
$600
$400
$200
$0
900
800
700
600
500
400
300
200
100
-
2011
2021
2030E
2045E
Diabetes-Related Health Expenditures
Prevalence

38 million in the U.S. suffer from diabetes, or 1 in 10 Americans, and is the 8th leading cause of death[2]

In the U.S., > $1 in $4 healthcare dollars are spent on people with diabetes[3]

Diabetes is the leading cause of blindness in adults 18 – 64

People with diabetes are more than 2x likely to have heart disease or stroke

Almost 40% of adults with diabetes have chronic kidney disease

Sources:
1. International Diabetes Federation Diabetes Atlas 10th Edition 2021
2. CDC/National Center for Health Statistics, https://www.cdc.gov/diabetes/index.html; Accessed on May 13, 2024
3. 2022 ADA Economic Costs of Diabetes in the U.S.

CGM: The Standard of Care for Diabetes Management

- Since its introduction in 1999, CGM has become the standard of care for diabetes management in key segments
- $9.8 billion global CGM market in 2023[1] (approximately 50% U.S.)
- $12 billion estimated global CGM market in 2024
- Despite the growth, the market remains ~50% penetrated[2]

CGM Global Quarterly Revenue ($ millions)


Pooled Quarterly Sales (millions)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,849
$1,456
$1,393
Global
US
OUS
1Q06
4Q06
3Q07
2Q08
1Q09
4Q09
3Q10
2Q11
1Q12
4Q12
3Q13
2Q14
1Q15
4Q15
3Q16
2Q17
1Q18
4Q18
3Q19
2Q20
1Q21
4Q21
3Q22
2Q23
1Q24

	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24
Revenue Growth (YOY)	11%	16%	19%	27%	23%	23%	20%	10%
Global Userbase	6.7M	>7M	7.5M	~8M	8.4M	8.8M	9.2M	10M

Sources:
1. Close Concerns 4Q23 Industry Roundup – April 15, 2024.
2. RBC Capital Markets, Dexcom Analyst Report – March 2024

Reimbursed CGM is a Severely Underpenetrated Market

38M people in the US have diabetes

10

10M total patients:

CGM is standard of care AND reimbursed

~$5B U.S. market in 2023[1]

Market leaders **reached 50%[2]** penetration; technology unable to address needs of **remaining 50%**

~$5B untapped U.S. market

Glucotrack has the product / technology to capture the **remaining 50%**

Glucotrack's primary target market is the estimated **$5B underserved US** patient population

Converting dissatisfied **T1DM** and **insulin-using T2DM** CGM users represents opportunity for incremental growth

Sources:
1. Close Concerns 4Q23 Industry Roundup – April 15, 2024.
2. RBC Capital Markets, Dexcom Analyst Report – March 2024

Barriers to Further CGM Penetration

Demand for increased longevity: short sensor life (max 15 days) requires frequent replacement and recalibration

Dissatisfaction with on-body experience: system can be uncomfortable and complicates exercise, recreation, travel, and other activities

Desire for improved accuracy: 10-15min lag time between interstitial and blood glucose is meaningful during times of rapid glucose change

Hassles of supply management: obtaining frequent pre-authorization is time-consuming and storing sensor supplies is cumbersome


Unaddressed Patient Needs Growing in Importance
Longer sensor wear
44%
64%
Shorter sensor warmup time
39%
60%
Smaller, thinner CGM sensor
27%
41%
Better accuracy
32%
34%
Longer transmission distance
21%
32%
Better sensor adhesive
22%
30%
2018
2023

Source: dQ&A Q1 2018 Market Research - Base CGM users (N=1,306); dQ&A Q3 2023 Market Research - Base CGM users (N=3,426)

Glucotrack

Introducing A Novel Approach to Managing Glucose with Best-in-Class Potential

- Combines the best of glucose monitoring and cardiac monitoring technology in one device
- Uses FDA-approved materials and processes to reduce development costs, development risks, and time to market


Loop Monitor

Transmitter
similar to
insertable loop monitors

+


Pacemaker

Sensor
similar
to pacemaker leads

+


CONTINUOUS
GLUCOSE MONITOR
TRANSMITTER
GLUCOSE SENSOR
SKIN
CELL
INTERSTITIAL
FLUID
GLUCOSE
BLOOD
VESSEL

Sensor Chemistry
similar to
conventional CGMs

=


Axillary Vein
Insertion Point
Subcutaneous
Device Location

CBGM
3-year longevity with
no wearable

The Next Generation Innovation in Glucose Monitoring



- Unsurpassed longevity: 20-minute outpatient, local anesthesia placement every 3 years (vs. 15 days)
- 100% implantable and no on-body device improves patient comfort and compliance
- Uses blood glucose (the gold standard) vs. interstitial fluid glucose to produce real-time precise readings
- Frees patients from seeking pre-authorization, monthly/quarterly reordering and storing bulky supplies
- Maximizes patient convenience while minimizing HCP office workflow (1 referral vs 6 pre-auths every 3 years)

Development and Regulatory Timeline



Short-term OUS first-in-human study begins*
Long-term OUS first-in-human study begins
US Pivotal study begins
US Pivotal study enrollment ends
FDA Submission (1-year data)
2024
2025
2026
2027
2028
IDE pre-submission
US Pilot study begins
1-year data from long-term OUS first-in-human study
US Pivotal study 1-year completion
US launch (1-year indication)

* Data was accepted for poster presentation at the Advanced Technologies and Treatments for Diabetes (ATTD) congress, March 19-22, 2025.

Proven Execution with Seasoned Leadership Team



Paul V. Goode, PhD

- **President & CEO**
- Glucose monitoring (MiniMed, Dexcom)
- Implantable cardiac devices (Guidant, Impulse Dynamics, Orchestra BioMed)



Peter Wulff, MBA

- **Chief Financial Officer**
- Diagnostics (Biological Dynamics)
- Structural heart disease (JenaValve Technology)
- Spine surgery (Alphatec Spine)



Drinda Benjamin, MBA

- **VP, Marketing**
- Glucose monitoring (Abbott Diabetes Care, Senseonics, Intuity Medical)
- Insulin delivery (Medtronic MiniMed)



Sandie Martha, MS

- **VP, Clinical Operations**
- Glucose monitoring (Dexcom, GlySens, Luminous Medical)
- Cardiology (Intersection Medical)



Mark Tapsak, PhD

- **VP, Sensor Technology**
- Glucose monitoring (Dexcom)
- Implantable cardiac devices (Medtronic)



JP Thrower, PhD

- **VP, Engineering**
- Glucose monitoring (Dexcom)
- Patient monitoring (Mindray)



Ted Williams

- **VP, Regulatory**
- Glucose monitoring (Glysens)
- Cardiovascular gene therapy (Collateral Therapeutics, Cardium Therapeutics)



Vincent Wong, MS

- **VP, Quality**
- Implantable stimulators (Cirtec Medical)
- implantable orthopedics (TOMZ)

Summary: A Compelling Investment Opportunity

Differentiated product and world class team

- Differentiated best-in-class CBGM with potential to elevate standard of care
- Leverages established cardiovascular techniques to expedite regulatory timelines and facilitate adoption
- 100% implantable with 3-year life, solving several major roadblocks to CGM adoption
- World class management team with deep expertise in diabetes

Large and expanding addressable market

- $9.8B global CGM market[1] opportunity
- Underpenetrated T1D and T2D segments due to lack of solutions for unmet needs
- Favorable macro trends accelerating adoption; broad CMS coverage minimizes market access risk
- Diabetes is a significant global health concern, with growing focus on costly comorbidities

Multiple near-term milestones

- First in-human studies began in Q4 2024
- Long-term multicenter human clinical study begins Q2 2025
- IDE submission targeted for Q2 2025 for US Pilot clinical study expected to commence in early 2026
- US Pivotal clinical study expected to commence late 2026

Sources:
1. Close Concerns 4Q23 Industry Roundup – April 15, 2024.

APPENDIX

Current Publications

In Vivo Evaluation of Novel Long-Term Intravascular Continuous Blood Glucose Monitor in a Chronic Ovine Model
Authors: Paul V Goode, PhD; Michael Talcott, DVM; JP Thrower, PhD; Timothy L Routh, M Eng.; Jose Garcia; Stephen T Tapsak; Samantha Wakil, PhD; Mark A Tapsak, PhD
Poster presentation at the 24th Annual Diabetes Technology Meeting, October 15-17, 2024, Burlingame, CA.

Exploratory Study of Continuous Glucose Monitoring in the Epidural Space in Swine
Authors: Paul V Goode, PhD; Michael Talcott, DVM; JP Thrower, PhD; Timothy L Routh, M Eng.; Stephen T Tapsak; Samantha Wakil, PhD; Mark A Tapsak, PhD
Poster presentation at the 24th Annual Diabetes Technology Meeting, October 15-17, 2024, Burlingame, CA.

Evaluating Acceptance of a Continuous Blood Glucose Monitor for People with Insulin Requiring Diabetes
Authors: Kim Gerber, Richard Wood, Linda Parks, Drinda Benjamin, Samantha Wakil, Paul V. Goode
Poster presentation at the Association of Diabetes Care and Education Specialists Annual Conference, August 9-12, 2024, New Orleans, LA.

In vivo evaluation of novel long-term intravascular implantable continuous blood glucose monitor in a chronic ovine model: A Glucotrack™ Inc. investigation
Authors: Paul V. Goode, Mark A. Tapsak, Michael Talcott, JP Thrower, Timothy L. Routh, Stephen Tapsak, Jose Garcia.
Poster presentation at the American Diabetes Association 84th Scientific Session, June 21-24, 2024, Orlando, FL.

In silico modeling of a long-term implantable continuous blood glucose monitor – A joint investigation by Glucotrack Inc. and TTP
Authors: Justin R. Buckland, Ilya Tarotin, Sven Ernst, Sophie A. Meredith, Paul V. Goode, JP Thrower, Mark A. Tapsak.
Poster presentation at the American Diabetes Association 84th Scientific Session, June 21-24, 2024, Orlando, FL.

Experienced, Dedicated Board of Directors

Luis J. Malave, Chair

Mr. Malavé brings more than 30 years of leadership in the MedTech industry, primarily in diabetes management. He has extensive expertise in product development, operations, marketing, strategic partnerships, and FDA regulatory strategy. Luis spent nearly a decade at insulin pump maker Insulet Corp., including as its Senior Vice President of Research, Development and Engineering, and as chief operating officer. He also held various senior positions at Medtronic plc and MiniMed.

John Ballantyne

Mr. Ballantyne brings over 20 years of experience on the executive team at the global biotechnology contract development and manufacturing organization, Aldevron. He co-founded the company in 1998 and served in the role of Chief Science Officer, helping to shape the company into a leader in advancing biological science, through its acquisition by Danaher. Mr. Ballantyne holds undergraduate degrees in Pharmacy from the Central Institute of Technology (Heretaunga, NZ) and University of Otago (Dunedin, NZ) and his Doctorate in Pharmaceutical Sciences from North Dakota State University.

Andy Balo

Mr. Balo brings decades of regulatory, clinical and quality experience in the medical technology industry. He was part of the original executive team at Dexcom and played a critical role in shaping the company's future. During his tenure of 22 years, he was responsible for numerous glucose monitoring regulatory submissions and clinical trials worldwide and coordinated quality activities across multiple manufacturing facilities. In March 2024, Mr. Balo retired from Dexcom as Executive Vice President of Clinical, Global Access, and Medical Affairs. Mr. Balo has also held leadership roles at St. Jude Medical, Baxter, Pacesetter and Endocardial Solutions.

Erin Carter

Ms. Carter brings 30 years of executive level finance experience in the medical device industry. From 2012 until March of 2023, she held various senior roles with Medtronic, most recently serving as Chief Financial Officer and Vice President of Finance for their $9B Neuroscience division. Prior to Medtronic, Ms. Carter served as Director of Finance at Boston Scientific and as VP of Accounting and Reporting at UnitedHealth Group. Prior to that, she served as Assistant Controller for Arterial Vascular Engineering. Ms. Carter holds a B.S. in Business Administration from California Polytech State University and is a Certified Public Accountant (inactive) in the State of California.

Allen Danzig

Mr. Danzig most recently served as Vice President, Assistant General Counsel and Assistant Secretary of L3Harris Technologies, Inc., a global aerospace and defense technology contractor, with $17 billion in annual revenue. Prior to its merger with Harris Corporation in 2019, Mr. Danzig served as Vice President, Assistant General Counsel and Assistant Secretary at L3 Technologies, Inc. where he had been employed since 2006. Prior to his employment at L3, Mr. Danzig served in management positions with Celanese Corporation and The Hertz Corporation. He received his undergraduate degree from Adelphi University and law degree from Pace University School of Law and is a member of the New York State Bar.

Robert Fischell, PhD

Dr. Fischell is an inventor and serial entrepreneur with over 160 issued U.S. patents. Dr. Fischell spent over 30 years with the Johns Hopkins University Applied Physics Laboratory, which resulted in 53 patents in both aerospace and biomedical technology. He has been the founder of numerous companies, including Pacesetter Systems, Inc. (acquired by Siemens), IsoStent, Inc. (merged with Cordis Company, a Johnson and Johnson Company), NeuroPace, Inc., Neuralieve, Inc., Angel Medical Systems, Inc., and Svelte Medical Systems, Inc. He was the inventor of the first implantable insulin pump (which became Minimed, which was later sold to Medtronic).

Thank You